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                         [LOGO OF PRIMIX APPEARS HERE]
                                                                     EXHIBIT 4.1


                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFICATE                                               CUSIP 741620 10 8
IS TRANSFERABLE             INCORPORATED UNDER THE LAWS
IN BOSTON, MA OR             OF THE STATE OF DELAWARE
NEW YORK, NY



THIS CERTIFIES THAT





IS THE OWNER OF


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE,
                                      OF

=============================PRIMIX SOLUTIONS INC.==============================

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: SPECIMEN                                     /s/ Lennart Mengwall

COUNTERSIGNED AND REGISTERED:                               CHAIRMAN
     STATE STREET BANK AND TRUST COMPANY

BY                   TRANSFER AGENT       [SEAL     /s/ David W. Chapman
                     AND REGISTRAR       APPEARS
                                          HERE]             TREASURER
              AUTHORIZED SIGNATURE









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                             PRIMIX SOLUTIONS INC.

     The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -as tenants          UNIF GIFT MIN ACT -_________Custodian_______
              in common                                (Cust)          (Minor)

     TEN ENT -as tenants by                        under Uniform Gifts to Minors
              the entireties                       Act _________________________
                                                                (State)
     JT TEN  -as joint tenants
              with right of
              survivorship and
              not as tenants
              in common

    Additional abbreviations may also be used though not in the above list


     For value received,______________________ hereby sell, assign and transfer into

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
     ______________________________________

     ___________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
     ___________________________________________________________________________

     _________________________________________________________________ Shares
     of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
     to transfer the said stock on the books of the within named Company with full power of substitution in the premises.




     Dated________________________________


                              __________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





     SIGNATURE(S) GUARANTEED: __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17 Ad-16.